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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K



                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                NOVEMBER 27, 2002
                Date of Report (Date of earliest event reported)


                           HORIZON HEALTH CORPORATION
             (Exact name of registrant as specified in its charter)


            DELAWARE                  1-13626                 75-2293354
 (State or other jurisdiction       (Commission             (IRS Employer
        of incorporation)           File Number)           Identification No.)

                             1500 WATERS RIDGE DRIVE
                          LEWISVILLE, TEXAS 75057-6011
              (Address of principal executive offices and zip code)



                                 (972) 420-8200
                         (Registrant's telephone number,
                              including area code)





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ITEM 5.  OTHER EVENTS

Conference Call Regarding 1st Quarter Financial Results

         Horizon Health Corporation will provide an online Web simulcast of its first quarter ended November 30, 2002, earnings conference call on Thursday, December 19, 2002, at 10:00 a.m. Central Time. The Company's results for the first quarter ended November 30, 2002, will be released after the close of market on Wednesday, December 18, 2002.

         The live broadcast of Horizon Health Corporation's conference call will begin at 10:00 a.m. Central Time on December 19, 2002. A 30-day online replay will be available approximately two hours following the conclusion of the live broadcast. A link to these events can be found on the Company's website at www.horizonhealthcorp.com or at www.streetevents.com.










                  (REMAINDER OF PAGE LEFT BLANK INTENTIONALLY)

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         HORIZON HEALTH CORPORATION

Date:    November 27, 2002               By:      /s/ Ronald C. Drabik
                                             -----------------------------------
                                             Ronald C. Drabik
                                             Senior Vice President, Finance and
                                             Administration